UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEW HAMPSHIRE THRIFT BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[Shareholder Control Number]

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 12, 2011.

Dear Stockholder:

Pursuant to the rules of the Securities and Exchange Commission and as part of our efforts to reduce unnecessary expenses, you are receiving this notice that the proxy materials for our 2011 Annual Meeting of Stockholders are available to you on the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement, a form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available free of charge at http://www.cfpproxy.com/5370.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 2, 2011 to facilitate timely delivery.

The Annual Meeting will be held on May 12, 2011, at 10:00 a.m., Eastern time, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire 03773. At the meeting, we will ask you to:

1.	Elect three directors to serve for a three-year term expiring at the 2014 annual meeting. The following three individuals are the Board of Directors’ nominees:

Leonard C. Cashman        Stephen W. Ensign        Michael T. Putziger

2.	Ratify the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

3.	Approve an advisory proposal on our executive compensation policies and procedures; and

4.	Transact any other business as may properly come before the annual meeting, or at any adjournment or postponement thereof. Please note that at this time we are not aware of any such business.

The Board of Directors unanimously recommends a vote “FOR” each of the above proposals.

You may access the following proxy materials at http://www.cfpproxy.com/5370:

•	the 2011 Proxy Statement;

•	the Proxy Card; and

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the 2011 Annual Meeting. You may vote by mail using that card. You may also vote on-line, by telephone or in person at the Annual Meeting. If you wish to vote on-line or by telephone, you will need your Shareholder/Stockholder Control Number which can be found in the bottom right hand corner of this notice and the web address (https://www.proxyvotenow.com/nhtb) or toll-free telephone number 866-257-2280, as applicable. No other

[Shareholder Control Number]

personal information will be required in order to vote on-line or by telephone. If you wish to vote by mail, simply cast your vote on the proxy card that you receive in the mail and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at our Annual Meeting, written ballots will be available.

You may also request to receive a free paper copy of each these documents. To request a paper copy of these items, you will need your Shareholder/Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•	call our toll-free number (800) 951-2405;

•	visit our website at http://www.cfpproxy.com/5370; or

•	send us an email at fulfillment@rtco.com; and

enter the Shareholder/Stockholder Control Number when prompted, or, if you send us an e-mail, enter the Shareholder/Stockholder Control Number in the subject line.

When you request to receive a free paper copy of the documents, you will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2011 Annual Meeting.

Shareholders of record as of March 16, 2011 are encouraged and cordially invited to attend the 2011 Annual Meeting of Stockholders. Directions to attend the Annual Meeting where you may vote in person can be found on our website: http://www.cfpproxy.com/5370.

[Shareholder Control Number]